===============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                               -----------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  April 4, 2005
                Date of Report (date of earliest event reported)

                               -----------------


                            RASER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                               -----------------



             UTAH                          0-306567              87-0638510
(State or other jurisdiction of        (Commission file       (I.R.S. Employer
incorporation or organization)             number)           Identification No.)



                      5152 North Edgewood Drive, Suite 375
                                Provo, Utah 84604
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (801) 765-1200
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01. Other Events.

         On April 4, 2005, Raser Technologies, Inc. (the "Company") issued a press release announcing a convertible preferred stock financing by the Company. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
    ---------

         The following exhibits are filed herewith:

                  Exhibit
                  Number                 Exhibit Title
                  ---------------        ---------------------------------

                  99.1                   Press Release dated April 4, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RASER TECHNOLOGIES, INC.

                                          /s/ William Dwyer
                                          ----------------------
                                          William Dwyer
                                          Chief Financial Officer



Dated: April 4, 2005

Index to Exhibits
-----------------

Exhibit
Number                     Exhibit Title
------------------         ---------------------------------

99.1                       Press Release dated April 4, 2005